EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to  the  incorporation  by  reference  in  the Registration
Statement  on  Form  S-8  (Nos.  333-02033,  2-96616,  33-677, 2-83297, 2-81753,
33-17875,  33-19911, 33-25396, 33-25674, 333-73205 and 333-92141) of the Ralston
Purina Company of our report dated November 2, 1999 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.




/s/  PricewaterhouseCoopers  LLP

PricewaterhouseCoopers  LLP
St.  Louis,  Missouri

December  15,  1999